National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated March 10, 2014

to the Prospectuses dated May 1, 2013, as supplemented to date,

for the Varitrak and Investor Select Policies and for the Sentinel Advantage Variable Annuity Contract

and to the Prospectus dated May 1, 2009, as supplemented to date,

for the Sentinel Estate Provider Policy

Elimination of American Century VP Vista Fund Subaccount

The Varitrak, Investor Select and Sentinel Estate Provider policies and the Sentinel Advantage Variable Annuity contract, each issued by National Life Insurance Company (“we” or “us”), have investment options that invest in the American Century VP Vista Fund (the “VP Vista Fund”), a series of the American Century Variable Portfolios, Inc. (“American Century”).  We have received notice that the Board of Directors of American Century has approved the merger of the VP Vista Fund into the American Century VP Capital Appreciation Fund, an investment option not available in the policies and contracts listed above.

Therefore, effective April 23, 2014, the VP Vista Fund will no longer be offered as an investment option under the policies and contracts listed above.  If you have account value allocated to the subaccount that invests in the VP Vista Fund (the “VP Vista Fund Subaccount”), you must instruct us to transfer that account value to another subaccount or subaccounts of your choice.  Otherwise, at the close of business on April 23, 2014, we will transfer your account value to the Money Market Subaccount.  Also, if you have any portion of your future premium payments allocated to the VP Vista Fund Subaccount or if your automatic portfolio management features (i.e.,  Dollar-Cost Averaging and Portfolio Rebalancing) include the VP Vista Subaccount, you must redirect that allocation or automatic transaction to another subaccount.  After April 23, 2014, all references to the VP Vista Fund in the policies and contracts listed above are hereby deleted.

Transfers made from the VP Vista Fund will not count against the number of free transfers allowed during this policy or contract year, and we will waive any fee otherwise applicable to such transfers.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.